UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 20, 2008

VELOCITY EXPRESS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-28452	87-0355929
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Morningside Drive North Bldg. B, Suite 300 Westport, Connecticut	06880
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code: (203) 349-4160

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 20, 2008, Velocity Express Corporation (the “Company”) issued an earnings release reporting its financial results for the quarter and nine months ended March 29, 2008 and announcing the restructuring of its senior secured notes. A copy of this earnings release is attached as Exhibit 99.1 hereto. The Company also posted the earnings release on its website, www.velocityexpress.com.

The information in this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated May 20, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VELOCITY EXPRESS CORPORATION

By:	/s/ Edward W. Stone
Name: Edward W. Stone
Title: Chief Financial Officer

Date: May 23, 2008

Exhibit Index

Exhibit Number	Document
99.1	Press Release dated May 20, 2008.

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